Exhibit 10.16

SECOND AMENDMENT TO INDUSTRIAL BUILDING LEASE

THIS SECOND AMENDMENT TO INDUSTRIAL BUILDING LEASE (“Second Amendment”) is made to be effective the 18th day of November, 2010, by and between US INDUSTRIAL REIT II, a Texas real estate investment trust (“Landlord”), and DRUGSTORE.COM, INC., a Delaware corporation (“Tenant”).

W I T N E S E T H

WHEREAS, Landlord and Tenant’s predecessor-in-interest, DS Distribution, Inc., a Delaware corporation, entered into that certain Industrial Building Lease dated June 20, 2007, as amended by that certain First Amendment to Industrial Building Lease dated October 10, 2007 (collectively, the “Lease”) pursuant to which Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord, certain Premises containing 85,080 Rentable Square Feet known as Suite 300 in the building located at 1130 Commerce Boulevard, Logan Township, New Jersey (the “Building”); and

WHEREAS, Landlord and Tenant desire to extend the Lease Term for an additional period of twenty-four (24) months and to further modify the Lease as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in the Lease, Landlord and Tenant agree to amend the Lease as follows, said provisions to control whenever inconsistent with the original provisions of the Lease, and the capitalized terms herein shall have the same definitions as set forth in the Lease unless stated otherwise herein:

1. Expiration Date. Section 1.9 of the Lease is hereby deleted in its entirety and replaced with the following:

“1.9 Expiration Date. February 28, 2013.”

2. Term. The following language is hereby added to the end of Section 1.7 of the Lease:

“Effective March 1, 2011 (the “Renewal Date”), the Term is extended for the entire Premises for an additional twenty-four (24) months (the “Renewal Term”) to expire on the Expiration Date.”

3. Basic Rent. The following language is hereby added to the end of Section 1.12:

Month(s)	Approximate Annual Rate (RSF)	Monthly Basic Rent	Annual Basic Rent
03/01/2011 – 02/28/2013	$4.58	$32,472.20	$389,666.40

4. Condition of the Premises. Tenant acknowledges that Landlord has no obligation to improve the Premises and Tenant ACCEPTS THE PREMISES “AS IS”, “WHERE IS” AND WITH ANY AND ALL FAULTS. LANDLORD NEITHER MAKES NOR HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE QUALITY, SUITABILITY OR FITNESS THEREOF OF THE PREMISES, OR THE CONDITION OR REPAIR THEREOF. TENANT’S OCCUPYING THE PREMISES SHALL BE CONCLUSIVE EVIDENCE FOR ALL PURPOSES OF TENANT’S ACCEPTANCE OF THE PREMISES IN GOOD ORDER AND SATISFACTORY CONDITION, AND IN A STATE AND CONDITION SATISFACTORY, ACCEPTABLE AND SUITABLE FOR THE TENANT’S USE PURSUANT TO THE LEASE.

SECOND AMENDMENT TO INDUSTRIAL BUILDING LEASE 1130 Commerce Boulevard – DS Distribution, Inc.	PAGE 1

5. Brokerage. Except for The Flynn Company which represents Landlord and Studley which represents Tenant (collectively, “Broker”), Tenant and Landlord each represent that it has not had dealings with a real estate broker, finder or other person with respect to this Second Amendment in any manner. Tenant and Landlord each agree to indemnify and hold the other harmless of and from any and all loss, costs, damages or expenses (including, without limitation, all attorneys’ fees and disbursements) by reason of any claim of or liability to any broker or person claiming through the indemnifying party and arising out of or in connection with the negotiation, execution and delivery of this Second Amendment. Broker will be compensated by Landlord pursuant to the terms of a separate agreement between Landlord and Broker.

6. Continued Effect. Except as otherwise provided in this Second Amendment, all other provisions of the Lease shall remain unmodified and in full force and effect.

7. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

8. In the event of a conflict between this Second Amendment and any other provision of the Lease this Second Amendment shall control.

[SIGNATURES ON FOLLOWING PAGE]

SECOND AMENDMENT TO INDUSTRIAL BUILDING LEASE 1130 Commerce Boulevard – DS Distribution, Inc.	PAGE 2

EXECUTED on the dates indicated below to be effective as of the date indicated above.

LANDLORD:

US INDUSTRIAL REIT II, a Texas real estate investment trust

By:	/s/
Name:
Title:

Date:

TENANT:

DRUGSTORE.COM, INC.,
a Delaware corporation

By:	/s/
Name:
Title:

Date:

SIGNATURE PAGE

SECOND AMENDMENT TO INDUSTRIAL BUILDING LEASE

1130 Commerce Boulevard – DS Distribution, Inc.